UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

AppLovin Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Page Mill Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(800) 839-9646

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00003 per share	APP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 25, 2021, AppLovin Corporation (“AppLovin”) entered into Amendment No. 6 (“Amendment No. 6”), to that certain Credit Agreement, dated as of August 15, 2018, by and among AppLovin, as borrower, Bank of America, N.A., as administrative agent and collateral agent, and the other parties thereto, as amended by Amendment No. 1 to the Credit Agreement, dated as of April 23, 2019, Amendment No. 2 to the Credit Agreement, dated as of April 27, 2020, Amendment No. 3 to the Credit Agreement, dated as of May 6, 2020, Amendment No. 4 to the Credit Agreement, dated as of October 27, 2020 and Amendment No. 5 to the Credit Agreement, dated as of February 12, 2021 (the “Credit Agreement”; and as amended by Amendment No. 6, the “Amended Credit Agreement”).

Pursuant to Amendment No. 6 and the Amended Credit Agreement, certain additional lenders agreed to provide incremental loans in an aggregate amount of $1.5 billion (such incremental loans, the “Amendment No. 6 New Term Loans”). The Amendment No. 6 New Term Loans have (a) a maturity date of October 25, 2028 (or if not a business day, the immediately preceding business day), (b) a floor on LIBOR Loans of 50 basis points, and (c) an applicable margin for LIBOR Loans equal to 3.00% (or 2.00% for ABR Loans), in each case, subject to and in accordance with the terms and conditions of the Amended Credit Agreement. Except as set forth in Amendment No. 6 and the Amended Credit Agreement, the other terms and conditions of the Amendment No. 6 New Term Loans are consistent with the term loans outstanding immediately prior to the effectiveness of Amendment No. 6.

The foregoing description is qualified in its entirety by reference to the terms of Amendment No. 6 (including the Amended Credit Agreement attached thereto). A copy of Amendment No. 6 is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description

10.1	Amendment No. 6 to Credit Agreement, by and between the registrant, the lenders from time to time thereto, Bank of America, N.A., as administrative agent and collateral agent, and the other parties thereto, dated October 25, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: October 29, 2021	/s/ Herald Chen
Herald Chen
Chief Financial Officer